UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2006 (February 17, 2006)

AMERICAN UNITED GOLD CORPORATION
(Exact name of registrant as specified in charter)

Nevada   000-49951   91-2084507

(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer

of incorporation)       Identification No.)

900-555 Burrard Street, Vancouver,

British Columbia, Canada   V7X 1M8

(Address of principal executive offices)   (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The company wishes to report that a clerical error on the part of a transmitter with an arms length relationship to the company resulted in the filing of financial statements for the year ended September 30, 2005 included in the Form 10-K filed on February 17, 2006 not intended by the company to be filed.  Consequently the Company's financial statements for the Year ending September 30, 2005 should no longer be relied upon.

As soon as the Company completes its financial statements for the year ended September 30, 2005 and the Company's auditor completes its review procedures and audit work with respect to the financial statements and the Form 10-KSB, the Company will file an amended 10-KSB for the above-mentioned periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN UNITED GOLD CORPORATION

By: /s/ David Uppal
David Uppal, President

 Date: February 21, 2006